REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of this May 12, 2025, by and between SurgePays, Inc., a Nevada corporation (the "Company"), and Funicular Funds L.P., a Delaware limited partnership ("Funicular").

WHEREAS, the Company and Funicular have entered into a Senior Secured Note Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which the Company will issue to Funicular a convertible note (the "Note") and stock purchase warrants (the "Warrants"); and

WHEREAS, the Company has agreed to grant Funicular and its permitted transferees and assignees (collectively with Funicular, the "Stockholders") registration rights with respect to the shares of the Company's common stock issuable upon conversion of the Notes (the "Note Shares") and exercise of the Warrants (the "Warrant Shares").

NOW, THEREFORE, in consideration of the premises in the Purchase Agreement, as an inducement to Funicular to consummate the transactions contemplated by the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Furnicular hereby covenant and agree with each other as follows:

1. Required Registrations of the Shares.

1.1 Within ninety (90) days following receipt of a written request from Funicular (a "Demand Notice"), the Company shall prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement (the "Registration Statement") on Form S-3 to enable the resale of the Note Shares and the Warrant Shares (collectively, the "Shares") by the Stockholders from time to time and shall use its reasonable best efforts to cause the Registration Statement to become effective within one hundred and twenty (120) days after receipt of the Demand Notice. In the event the Company is not eligible at such time to use Form S-3 for the resale of the Shares, the Company shall prepare and file with the SEC the Registration Statement on Form S-1 within ninety (90) days following receipt of the Demand Notice and shall use its reasonable best efforts to cause the Registration Statement to become effective within one hundred and twenty (120) days after receipt of the Demand Notice. The 90- and 120-day periods referenced herein are referred to as the "Effectiveness Deadline").

1.2 Reserved.

1.3 In addition to the registration required by Section 1.1, the Stockholders shall be entitled to customary piggy-back registration rights (including exclusions for underwritten offerings) with respect to the Shares. The Stockholders may exercise such right by providing the Company written notice of the desire for inclusion of their Shares within ten (10) days following receipt of written notice from the Company of its intention to file a registration statement.

1.4 It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 that the Stockholders complete and return a customary selling stockholder questionnaire furnished to them by the Company containing information

regarding the Stockholders, the Shares to be sold, and the intended method of disposition of the Shares.

2. Registration Procedures. In connection with the Registration Statement required by Section 1, the Company shall

2.1 use its reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period of time ending on the earlier of (i) the date on which all the Shares then held by the Stockholder may be sold without restriction in accordance with Rule 144(b) of the Securities Act of 1933, as amended (the "Securities Act") or (ii) such time as all the Shares included in the Registration Statement have been sold by the Stockholders.

2.2 furnish to the Stockholders such number of copies of the Registration Statement, prospectuses and preliminary prospectuses and such other documents related to the Registration Statement as the Stockholder may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Stockholder;

2.3 use its best efforts to register or qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as the Stockholders may reasonably request in writing within 20 days following the original filing of such Registration Statement, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

2.4 notify the Stockholders promptly after it receives notice of the time when the Registration Statement has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

2.5 advise the Stockholders promptly after it receives notice or obtains knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

3. Expenses of Registration. All reasonable expenses incurred in connection with the Registration Statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than fees, commissions or discounts), expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions, and the reasonable fees and expenses of one special counsel to the Stockholders (such fees and expenses of the special counsel not to exceed $5,000) shall be paid by the Company.

4. Indemnification.

4.1 The Company will indemnify and hold harmless each holder of Shares which are included in a Registration Statement pursuant to the provisions of Section 2 hereof, its directors and officers, and any underwriter (as defined in the Securities Act) for such holder and

each person, if any, who controls such holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expenses arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

4.2 Each holder of Shares included in a Registration Statement pursuant to the provisions of Section 1 hereof will indemnify and hold harmless the Company, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Company, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Company or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon information furnished by or on behalf of such holder specifically for use in the preparation thereof. Notwithstanding the foregoing, the liability of the Stockholders with respect to losses referred to in this Section 4.2 shall not exceed the gross proceeds received by the holder from the sale of the Shares.

4.3 Indemnification similar to that specified in Sections 4.1 and 4.2 shall be given by the Company and each selling holder (with such modifications as may be appropriate) with respect to any required registration or other qualification of the Shares under any federal or state law or regulation of governmental authority other than the Securities Act.

4.4 Promptly after receipt by an indemnified party pursuant to the provisions of Sections 4.1, 4.2 or 4.3 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said Sections 4.1, 4.2 or 4.3, promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish,

jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if counsel for the indemnifying party concludes that a single counsel cannot under applicable legal and ethical considerations represent both the indemnifying party and the indemnified party, the indemnified party or parties have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (a) or (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action or (iii) the indemnifying party has, in its sole discretion, authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

5. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express, two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

SurgePays, Inc.
3124 Brother Blvd., Suite 104
Bartlett, TN 38133
Attn: Kevin Brian Cox, CEO
Phone:
Fax:

with a copy mailed to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, NY 10105
Attn:
Phone: (212) 370-1300
Fax:

(b) if to Funicular, to:

Funicular Funds L.P.

Attn:
Phone:
Fax:

with a copy mailed to:

Loeb & Loeb LLP
345 Park Avenue
New York, NY
Attn: Peter Beardsley
Phone: (212) 407-4000

6. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

7. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first set forth above.

SURGEPAYS, INC.

By: ______________________________

Name: Kevin Brian Cox
Title: Chief Executive Officer

FUNICULAR FUNDS L.P.

By: ______________________________
Name: Jacob Ma-Weaver
Title: Managing Member of the General Partner